Exhibit 10.1

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 31, 2015, by and among Tempus Applied Solutions Holdings, Inc., a company organized under the laws of the State of Delaware (the “Company”), and the undersigned buyers (each, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.            The Company, together with Chart Acquisition Corp., a Delaware corporation (“Chart”), Tempus Applied Solutions, LLC, a Delaware limited liability company (“Tempus”), TAS Financing Sub Inc., a Delaware corporation (“TAS Financing Sub”) and Chart Financing Sub Inc., a Delaware corporation (“Chart Financing Sub”), are parties to those certain Purchase and Exchange Agreements, each dated as of June 10, 2015, with each Buyer (as amended, including by each First Amendment to Purchase and Exchange Agreement, dated effective as of July 15, 2015, the “Exchange Agreements”), pursuant to which TAS Financing Sub is issuing shares of its Series A Non-Voting Preferred Stock, par value $0.0001 per share (the “TAS Preferred Stock”), to each Buyer immediately prior to the consummation of the Business Combination (as defined below).

B.            Tempus, each of the members of Tempus (the “Members”), Benjamin Scott Terry and John G. Gulbin III, together in their capacity as Members’ Representative thereunder, Chart, the Company, Chart Merger Sub Inc., a Delaware corporation (“Chart Merger Sub”), TAS Merger Sub LLC, a Delaware limited liability company (“TAS Merger Sub”), TAS Financing Sub, Chart Financing Sub, Chart Acquisition Group LLC, in its capacity as the Chart Representative thereunder, and Chart Acquisition Group LLC, Mr. Joseph Wright and Cowen Investments LLC, for limited purposes in their capacity as the Warrant Offerors thereunder, are parties to that certain Agreement and Plan of Merger, dated as of January 5, 2015 (as amended, including by the First Amendment to Agreement and Plan of Merger, dated as of March 20, 2015, the Second Amendment to Agreement and Plan of Merger, dated as of June 10, 2015 and the Third Amendment to Agreement and Plan of Merger, dated effective as of July 15, 2015, the “Merger Agreement”), pursuant to which (i) both TAS Merger Sub and TAS Financing Sub will merge with and into Tempus, with Tempus continuing as the surviving entity (the “Tempus Merger”), and with (A) the Members receiving newly issued shares of common stock, par value $0.0001 par value per share, of the Company (“Common Stock”) and (B) the Buyers, as the holders of TAS Preferred Stock, receiving newly issued shares of Common Stock (the “Common Shares”), shares of Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company (“Preferred Stock”, such shares of Preferred Stock issued to the Buyers, the “Preferred Shares” and the Common Stock issuable upon conversion of the Preferred Shares, the “Conversion Shares”), Series A-1 Warrants to Purchase Common Stock or Preferred Stock (“Series A-1 Warrants”) and Series B-1 Warrants to Purchase Common Stock or Preferred Stock (“Series B-1 Warrants” and, together with the Series A-1 Warrants, the “Warrants”, and the Common Stock or Preferred Stock issuable upon the exercise of the Warrants, the “Warrant Shares”), (ii) both Chart Merger Sub and Chart Financing sub will merge with and into Chart, with Chart continuing as the surviving entity (the “Chart Merger”), and with (A) the former Chart stockholders and warrant holders receiving newly issued shares of Common Stock and newly issued warrants of Chart and (B) the holders of Series B Non-Voting Preferred Stock, par value $0.0001 per share, of Chart Financing Sub receiving newly issued shares of Common Stock, Series A-2 Warrants to Purchase Common Stock or Preferred Stock and Series B-2 Warrants to Purchase Common Stock or Preferred Stock, and (iii) the Company will become a publicly traded company (such transactions collectively, the “Business Combination”).

C.            In accordance with the terms of the Exchange Agreements, the Company has agreed to provide to the Buyers, among other rights, certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws, with respect to the Company securities issued to the Buyers in the Business Combination.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.            Definitions.

1.1          Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Exchange Agreements. As used in this Agreement, the following terms shall have the following meanings:

(a)         “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute.

(b)         “Affiliate” has the meaning set forth in Rule 405 under the 1933 Act.

(c)          “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(d)         “Buyer Securities” means, collectively, the Exchange Securities and the Underlying Securities.

(e)         “Closing Date” means the date on which the Closing Time occurs.

(f)          “Demand Registration” means a registration required to be effected by the Company pursuant to Section 2.1, which may, at the option of the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request, be an Underwritten Offering.

(g)         “Demand Registration Statement” means a registration statement of the Company which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2.1 and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

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(h)         “Effective Date” means the date the applicable Registration Statement is declared effective by the SEC.

(i)          “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the NYSE MKT LLC, The NASDAQ Global Select Market, The NASDAQ Global Market or The Nasdaq Capital Market.

(j)          “Exchange Securities” means the Common Shares, Preferred Shares and Warrants to be issued by the Company to the Buyers pursuant to the Business Combination.

(k)         “Filing Date” means the date on which the applicable Registration Statement is filed with the SEC.

(l)          “FINRA” means the Financial Industry Regulatory Authority, Inc.

(m)        “Holder” means any holder of Registrable Securities.

(n)         “Initiating Holders” means, with respect to a particular registration, the Holders who initiated the Request for such registration.

(o)         “Investor” means a Buyer or any transferee or assignee of Registrable Securities, to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee of the Registrable Securities assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(p)         “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and/or a government or any department or agency thereof.

(q)         “Principal Market” means the OTCQB (which is the primary securities exchange or automated quotation system upon which the Common Stock will be listed or quoted immediately following the Closing Date).

(r)          “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, any preliminary prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the 1933 Act), and any such Prospectus as amended or supplemented by any prospectus supplement, and all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all material incorporated by reference (or deemed to be incorporated by reference) therein.

(s)         “register,” “ registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and the declaration of effectiveness of such Registration Statement(s) by the SEC.

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(t)          “Registrable Securities” means (i) the Buyer Securities and (ii) any securities issued or issuable with respect to, or in exchange for, the Buyer Securities, including, without limitation, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on the exercise of the Warrants or conversion of the Preferred Shares.

(u)         “Registration Expenses” means any and all expenses incident to performance of or compliance with this Agreement by the Company and its Subsidiaries, including, without limitation, (i) all SEC, stock exchange, FINRA and other registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of any stock exchange (including fees and disbursements of counsel in connection with such compliance and the preparation of a blue sky memorandum and legal investment survey), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing, distributing, mailing and delivering any Registration Statement, any prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of or compliance with this Agreement, (iv) the fees and disbursements of counsel for the Company, (v) the fees and disbursements of Legal Counsel, (vi) the fees and disbursements of all independent public accountants (including the expenses of any audit and/or “cold comfort” letters) and the fees and expenses of other Persons, including experts, retained by the Company, (vii) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities which are customarily borne by the issuer, (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, and (ix) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered; provided, however, Registration Expenses shall not include discounts and commissions payable to underwriters, selling brokers, dealer managers or other similar Persons engaged in the distribution of any of the Registrable Securities; and provided further, that in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event; and provided, further, that in the event the Company shall, in accordance with Section 2.2 or Section 2.9 hereof, not register any securities with respect to which it had given written notice of its intention to register to Holders, notwithstanding anything to the contrary in the foregoing, all of the costs incurred by such Holders in connection with such registration shall be deemed to be Registration Expenses.

(v)         “Registration Period” means the period beginning as of the Effective Date and ending at the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by the applicable Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement.

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(w)        “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

(x)         “Required Holders” means Investors holding at least a majority of the Exchange Securities (determined on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities) as of the Closing Date, giving effect to any assignments hereunder, but not any sales under Registration Statements or pursuant to Rule 144. In the event that this Agreement is terminated with respect to an Investor in accordance with Section 11(a), such Investor and the Exchange Securities of such Investor as of the Closing Date shall be excluded for purposes of such calculation.

(y)        “Required Holders of the Registration” means, with respect to a particular registration, one or more Holders of Registrable Securities who would hold a majority of the Registrable Securities (determined on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities) to be included in the applicable registration.

(z)         “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

(aa)       “SEC” means the United States Securities and Exchange Commission.

(bb)      “Shelf Registration” means a registration pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis, including pursuant to the Mandatory Registration Statement or S-3 Registration.

(cc)       “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

(dd)      “Underlying Securities” means the Conversion Shares and the Warrant Shares.

(ee)       “Underwriters” means the underwriters, if any, of the offering being registered under the 1933 Act.

(ff)        “Underwritten Offering” means a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

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(gg)      “Unrestricted Date” means, with respect to any Registrable Securities, the earliest of the date that (a) a Registration Statement registering the sale of such Registrable Securities has been declared effective by the SEC, (b) all of the Registrable Securities have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (c) following the one (1) year anniversary of the Closing Date, provided that (i) the Investor holding such Registrable Securities is not an Affiliate of the Company (provided, that the Company shall cause its counsel to issue a legal opinion with respect to each Buyer’s non-affiliate status assuming that the facts and circumstances relevant to such determination do not adversely change from the Closing Date, except that increases and decreases in the market price of the Company’s Common Stock will not be deemed to be an adverse change), (ii) all of the Registrable Securities may be sold pursuant to an exemption from registration under Section 4(1) of the 1933 Act without volume or manner-of-sale restrictions and (iii) the Company’s legal counsel has delivered to such Investor a standing written unqualified opinion that resales of such Registrable Securities may then be made by such Investor pursuant to such exemption, which opinion shall be in form and substance reasonably acceptable to such Investor.

2.            Registration.

2.1          Demand Registration.

(a)           Right to Demand Registration.

(i)           Subject to Section 2.1(c), at any time or from time to time after the Closing Date, the Required Holders shall have the right to request in writing that the Company register all or part of such Required Holders’ Registrable Securities (a “Request”) by filing with the SEC a Demand Registration Statement.

(A)        Each Request shall specify the amount of Registrable Securities intended to be disposed of by such Holders and the intended method of disposition thereof.

(B)         As promptly as practicable, but no later than five (5) Business Days after receipt of a Request, the Company shall give written notice of such requested registration to all other Investors.

(C)         Subject to Section 2.1(b), the Company shall include in a Demand Registration (i) the Registrable Securities intended to be disposed of by the Initiating Holders and (ii) the Registrable Securities intended to be disposed of by any other Investor which shall have made a written request (which request shall specify the amount of Registrable Securities to be registered and the intended method of disposition thereof) to the Company for inclusion thereof in such registration within ten (10) days after the receipt of such written notice from the Company.

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(D)         Subject to Section 2.9, the Company, as expeditiously as possible, but in any event within forty-five (45) days following a Request (the “Demand Filing Deadline”), shall cause to be filed with the SEC a Demand Registration Statement providing for the registration under the 1933 Act of the Registrable Securities which the Company has been so requested to register by all such Investors, to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended methods of disposition thereof specified in such Request or further requests (including, without limitation, by means of a Shelf Registration if so requested and if the Company is then eligible to use such a registration).

(E)          The Company shall use its reasonable best efforts to have such Demand Registration Statement declared effective by the SEC as soon as practicable thereafter and to keep such Demand Registration Statement continuously effective until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller(s) thereof set forth in such Demand Registration Statement; provided, that with respect to any Demand Registration Statement, such period need not extend beyond the Registration Period (the “Demand Registration Period”).

(ii)           A Request may be withdrawn prior to the filing of the Demand Registration Statement by the Required Holders of the Registration (a “Withdrawn Request”) and a Demand Registration Statement may be withdrawn prior to the effectiveness thereof by the Required Holders of the Registration (a “Withdrawn Demand Registration”) and such withdrawals shall be treated as a Demand Registration which shall have been effected pursuant to this Section 2.1, unless the Required Holders of Registrable Securities to be included in such Registration Statement reimburse the Company for its reasonable out-of-pocket Registration Expenses relating to the preparation and filing of such Demand Registration Statement (to the extent actually incurred); provided, however, that if a Withdrawn Request or Withdrawn Demand Registration is made (A) because of a Material Adverse Effect (as defined in the Merger Agreement) on the Company that occurs or is publicly disclosed by the Company after the Required Holders deliver the Request Notice to the Company, or (B) because the sole or lead managing Underwriter advises that the amount of Registrable Securities to be sold in such offering be reduced pursuant to Section 2.1(b) by more than ten percent (10%) of the Registrable Securities requested to be included in such Registration Statement (including pursuant to properly requested piggyback registration rights by other Investors), (C) because the SEC advises or requires the Company to reduce the number of Registrable Securities to be included in such offering by more than ten percent (10%) of the number requested (a SEC requirement will be deemed to have occurred if the SEC would treat an Investor as an underwriter absent such reduction) or (D) because of a postponement of such registration pursuant to Section 2.9, then such withdrawal shall not be treated as a Demand Registration effected pursuant to this Section 2.1 (and shall not be counted toward the number of Demand Registrations to which such Holders are entitled), and the Company shall pay all Registration Expenses in connection therewith. Any Holder requesting inclusion in a Demand Registration may, at any time prior to the Effective Date of the Demand Registration Statement (and for any reason), revoke such request by delivering written notice to the Company revoking such requested inclusion.

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(iii)          The registration rights granted pursuant to the provisions of this Section 2.1 shall be in addition to the registration rights granted pursuant to the other provisions of Section 2 hereof.

(b)          Priority in Demand Registrations. If a Demand Registration involves an Underwritten Offering, and the sole or lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Investor requesting registration) on or before the date five (5) days prior to the date then scheduled for such offering that, in its opinion, the amount of Registrable Securities, if any, requested to be included in such Demand Registration exceeds the number which can be sold in such offering within a price range acceptable to the Required Holders of the Registration (such writing to state the basis of such opinion and the approximate number of Registrable Securities which may be included in such offering) or the SEC requires or is deemed to have required (pursuant to Section 2.1(a)(ii)(C) above) the Company to reduce the number of Registrable Securities in such offering, the Company shall include in such Demand Registration, to the extent of the number which the Company is so advised may be included in such offering without such effect, the Registrable Securities requested to be included in the Demand Registration by the participating Investors allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor (on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities). In the event the Company shall not, by virtue of this Section 2.1(b), include in any Demand Registration all of the Registrable Securities of any Investor requesting to be included in such Demand Registration, such Investor may, upon written notice to the Company given within five (5) days of the time such Investor first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such Demand Registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Investors not so reducing shall be entitled to a corresponding increase in the amount of Registrable Securities to be included in such Demand Registration.

(c)          Limitations on Registrations. The rights of Holders of Registrable Securities to request Demand Registrations pursuant to Section 2.1(a) are subject to the following limitations:

(i)            in no event shall the Company be required to effect a Demand Registration unless the reasonably anticipated aggregate offering price to the public of all Registrable Securities for which registration has been requested by Holders, together with any shares sold by the Company for its own account, will be at least $1,000,000 or, if the foregoing is not satisfied, all of the Registrable Securities held by the Holders requiring registration are included in the Demand Registration; and

(ii)           in no event shall the Company be required to effect, in the aggregate, more than three (3) Demand Registrations that are Underwritten Offerings; provided, however, that such number shall be increased to the extent the Company does not include in what would otherwise be the final registration the number of Registrable Securities requested to be registered by the Holders by reason of Section 2.1(b).

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(d)         Underwriting. Notwithstanding anything to the contrary contained in Section 2.1(a), if the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment or best efforts Underwritten Offering; and such Initiating Holders may require that all Persons (including other Investors) participating in such registration sell their Registrable Securities to the Underwriters at the same price and on the same terms of underwriting applicable to the Initiating Holders. If any Demand Registration involves an Underwritten Offering, the sole or managing Underwriters and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request, subject to the approval of the Company (such approval not to be unreasonably withheld or delayed).

(e)         Effective Registration Statement; Suspension. A Demand Registration Statement shall not be deemed to have become effective (and the related registration will not be deemed to have been effected) (i) unless it has been declared effective by the SEC and remains effective in compliance with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Demand Registration Statement for the Demand Registration Period, (ii) if the offering of any Registrable Securities pursuant to such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, or (iii) if, in the case of an Underwritten Offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied other than by the sole reason of any breach or failure by the Holders of Registrable Securities or are not otherwise waived. The Demand Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Selling Security Holder” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. By 9:30 a.m. New York time on the date following any Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(f)          Other Registrations. Until the two (2) year anniversary of the Closing Date, the Company shall not, without the consent of the Required Holders, file a registration statement pertaining to the sale or resale of any other securities of the Company other than: (i) a primary offering of securities by the Company; (ii) sales of Company securities by Cowen Investment LLC or MSSB C/F Robert Lee Priest, Jr.; or (iii) sales of Company securities by any other Company security holder exercising piggy-back or incidental registration rights, provided that either (A) the Mandatory Registration Statement has become effective with respect to the resale of all Registrable Securities without any limitations or cutbacks and is still in effect and can be used for the resale of all Registrable Securities by the Investors at such time or (B) the Mandatory Registration Statement has become effective (regardless of whether there are any cutbacks) and thereafter a Demand Registration Statement has become effective registering all requested securities without any limitations or cutbacks.

(g)         Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request, and (ii) which shall be available for the sale of Registrable Securities in accordance with the intended method or methods of disposition specified in the requests for registration. The Company agrees to include in any such Registration Statement all information which any selling Investor, upon advice of counsel, shall reasonably request.

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2.2          Incidental Registration.

(a)           Right to Include Registrable Securities.

(i)            If the Company at any time or from time to time proposes to register any of its securities under the 1933 Act (other than in a registration on Form S-4 (solely as to the issuance of the shares in the applicable business combination) or S-8 or any successor form to such forms) whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, the Company shall deliver prompt written notice (which notice shall be given at least fifteen (15) calendar days prior to the filing of such proposed registration) to all Investors of its intention to undertake such registration, describing in reasonable detail the proposed registration and distribution (including the anticipated range of the proposed offering price, the class and number of securities proposed to be registered and the distribution arrangements) and of such Holders’ right to participate in such registration under this Section 2.2 as hereinafter provided. Subject to the other provisions of this paragraph (a) and Section 2.2(b), upon the written request of any Investor made within ten (10) calendar days after the receipt of such written notice (which request shall specify the amount of Registrable Securities to be registered and the intended method of disposition thereof), the Company shall effect the registration under the 1933 Act of all Registrable Securities requested by Investors to be so registered (an “Incidental Registration”), to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the Registration Statement which covers the securities which the Company proposes to register and shall cause such Registration Statement to become and remain effective with respect to such Registrable Securities in accordance with the registration procedures set forth in Section 3. If an Incidental Registration involves an Underwritten Offering, immediately upon notification to the Company from the Underwriter of the price at which such securities are to be sold, the Company shall so advise each participating Investor. The Holders requesting inclusion in an Incidental Registration may, at any time prior to the Effective Date of the applicable Registration Statement (and for any reason), revoke such request by delivering written notice to the Company revoking such requested inclusion.

(ii)           If at any time after giving written notice of its intention to register any securities and prior to the Effective Date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Investor and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), without prejudice, however, to the rights of the Holders to cause such registration to be effected as a registration under Section 2.1, and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other securities; provided, however, that if such delay shall extend beyond ninety (90) days from the date the Company received a request to include Registrable Securities in such Incidental Registration, then the Company shall again give the Investors the opportunity to participate therein and shall follow the notification procedures set forth in the preceding paragraph. There is no limitation on the number of such Incidental Registrations pursuant to this Section 2.2 which the Company is obligated to effect.

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(iii)          The registration rights granted pursuant to the provisions of this Section 2.2 shall be in addition to the registration rights granted pursuant to the other provisions of Section 2 hereof.

(b)          Priority in Incidental Registration. If an Incidental Registration involves an Underwritten Offering (on a firm commitment basis), and the sole or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Investor requesting registration) on or before the date five (5) days prior to the date then scheduled for such offering that, in its opinion, the amount of securities (including Registrable Securities) requested to be included in such registration exceeds the amount which can be sold in such offering without materially interfering with the successful marketing of the securities being offered (such writing to state the basis of such opinion and the approximate number of such securities which may be included in such offering without such effect), the Company shall include in such registration, to the extent of the number which the Company is so advised may be included in such offering without such effect, (i) in the case of a registration initiated by the Company, (A) first, the securities that the Company proposes to register for its own account, (B) second, the Registrable Securities requested to be included in such registration by the Holders allocated pro rata in proportion to the number of Registrable Securities (on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities) requested to be included in such registration by each of them, and (C) third, other securities of the Company to be registered on behalf of any other Person and (ii) in the case of a registration initiated by a Person other than the Company, the Registrable Securities requested to be included in such registration by the Holders and the securities proposed to be registered by the Persons initiating such registration, allocated pro rata in proportion to the number of Company securities (on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities) requested to be included in such registration by each of them; provided, however, that in the event the Company will not, by virtue of this Section 2.2(b), include in any such registration all of the Registrable Securities of any Investor requested to be included in such registration, such Investor may, upon written notice to the Company given within three (3) days of the time such Investor first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included, and the Investors not so reducing (and, with respect to any registration initiated by a Person other than the Company, the other Persons initiating such registration) shall be entitled to a corresponding increase in the amount of Registrable Securities (and with respect to other Persons initiating such registration, other Company securities) to be included in such registration.

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(c)         Selection of Underwriters. If any Incidental Registration involves an Underwritten Offering and the Incidental Registration includes Registrable Securities of the Investors with an aggregate offering price to the public with respect to such Registrable Securities that is reasonably expected to be at least $1,000,000, the sole or managing Underwriter(s) and any additional investment bankers and managers to be used in connection with such registration shall be subject to the approval of the Required Holders of the Registration (such approval not to be unreasonably withheld, delayed or conditioned).

2.3          Initial Mandatory Resale Registration. Without limiting the rights of the Investors to the Demand Registrations set forth in Section 2.1, the Company shall prepare, and, as soon as practicable but in no event later than fifteen (15) Business Days after the Closing Date (the “Mandatory Filing Deadline”, and any of the Mandatory Filing Deadline or a Demand Filing Deadline, a “Filing Deadline”), file with the SEC a registration statement covering the resale of all of the Registrable Securities by the Investors in accordance with the 1933 Act (the “Mandatory Registration Statement”). The Mandatory Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Selling Security Holder” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. The Company shall use its best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in any event on or prior to the Mandatory Effectiveness Deadline. For purposes, hereof, the “Mandatory Effectiveness Deadline” means the date which is (i) in the event that the Mandatory Registration Statement is not subject to a full review by the SEC, fifty (50) calendar days after the Closing Date or (ii) in the event that the Mandatory Registration Statement is subject to a full review by the SEC, eighty (80) calendar days after the Closing Date. By 9:30 a.m. New York time on the Business Day following the Effective Date of the Mandatory Registration Statement, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to the Mandatory Registration Statement. The registration rights granted pursuant to the provisions of this Section 2.3 shall be in addition to the registration rights granted pursuant to the other provisions of this Section 2.

2.4          S-3 Registration.

(a)         Subject to Section 2.4(b), if at any time (i) one or more Holders of Registrable Securities request (the “S-3 Request”) that the Company file a registration statement on Form S-3 or any successor form thereto for a public offering of all or any portion of the shares of Registrable Securities held by it and (ii) the Company is a registrant entitled to use Form S-3 or any successor form thereto to register such securities, then the Company shall, as expeditiously as possible following such S-3 Request, use its reasonable best efforts to register under the 1933 Act on Form S-3 or any successor form thereto, for public sale in accordance with the intended methods of disposition specified in such Request or any subsequent requests (including, without limitation, by means of a Shelf Registration) the Registrable Securities specified in such Request and any subsequent requests (an “S-3 Registration”); provided, that if such registration is for an Underwritten Offering, the terms of Section 2.1(b) shall apply (and any reference to “Demand Registration” therein shall, for purposes of this Section 2.4, instead be deemed a reference to “S-3 Registration”). Whenever the Company is required by this Section 2.4 to use its reasonable best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section 2.1(a) and 2.1(d) (including but not limited to the requirements that the Company (A) notify all Holders of Registrable Securities from whom such Request for registration has not been received and provide them with the opportunity to participate in the offering and (B) use its reasonable best efforts to have such S-3 Registration Statement declared and remain effective for the time period specified herein) shall apply to such registration (and any reference in such Sections 2.1(a) and 2.1(d) to “Demand Registration” shall, for purposes of this Section 2.4, instead be deemed a reference to “S-3 Registration”). If the sole or lead managing Underwriter (if any) or the Required Holders of the Registration shall advise the Company in writing that in its opinion additional disclosure not required by Form S-3 is of material importance to the success of the offering, then such Registration Statement shall include such additional disclosure.

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(b)          The rights of Holders of Registrable Securities to request S-3 Registrations pursuant to Section 2.4(a) are subject to the following limitations:

(i)            in no event shall the Company be required to effect an S-3 Registration unless the reasonably anticipated aggregate offering price to the public of all Registrable Securities for which registration has been requested by Holders, together with any shares sold by the Company for its own account, will be at least $500,000 or, if the foregoing is not satisfied, all of the Registrable Securities held by the Holders requiring registration are included in the Demand Registration; and

(ii)           in no event shall the Company be required to effect more than two (2) S-3 Registrations in any six (6) month period, provided, however, that such number shall be increased to the extent the Company does not include in what would otherwise be the final registration the number of Registrable Securities requested to be registered by the Holders by reason of Section 2.1(b).

(c)          The registration rights granted pursuant to the provisions of this Section 2.4 shall be in addition to the registration rights granted pursuant to the other provisions of this Section 2.

2.5          Registration of Other Securities. Whenever the Company shall effect a Demand Registration, no securities other than the Registrable Securities shall be covered by such registration except (a) if the Required Holders shall have consented in writing to the inclusion of such other securities or (b) that the registration statement may include Company securities requested by Company security holders for inclusion through piggy-back or incidental registration rights that are permitted to be included pursuant to clauses (ii) or (iii) of Section 2.1(f) if no Holder is limited in any manner the number of Registrable Securities requested for inclusion in such registration by reason of Section 2.1(b) or otherwise.

2.6          Underwritten Offerings.

(a)          Demand Underwritten Offerings. If requested by the sole or lead managing Underwriter for any Underwritten Offering effected pursuant to a Demand Registration, the Company shall enter into a customary underwriting agreement with the Underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Required Holders of the Registration and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnification and contribution to the effect and to the extent provided in Sections 6 and 7, respectively.

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(b)          Investors to be Parties to Underwriting Agreement. The Investors whose Registrable Securities are to be distributed by Underwriters in an Underwritten Offering contemplated by Section 2 shall be parties to the underwriting agreement between the Company and such Underwriters and may, at such Investors’ option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such Underwriters shall also be made to and for the benefit of such Investors of Registrable Securities and that any or all of the conditions precedent to the obligations of such Underwriters under such underwriting agreement be conditions precedent to the obligations of such Investors; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a selling Investor for inclusion in the Registration Statement. No Investor shall be required to make any representations or warranties to, or agreements with, the Company or the Underwriters other than representations, warranties or agreements regarding such Investor, such Investor’s Registrable Securities and such Investor’s intended method of disposition.

(c)          Participation in Underwritten Registration. Notwithstanding anything herein to the contrary, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell its securities on the same terms and conditions provided in any underwritten arrangements approved by the Persons entitled hereunder to approve such arrangement and (ii) accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other documents customary for such an offering and reasonably required under the terms of such underwriting arrangements.

2.7          Other Provisions Concerning Registration.

(a)          Allocation of Registrable Securities. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement (other than, subject to the two year prohibition contemplated in Section 2.1(f), on an Incidental Registration or an S-3 Registration) without the prior written consent of the Required Holders. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall first be allocated pro rata among the Investors based on the number of Registrable Securities (on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities) held by each Investor at the time such Registration Statement is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee that becomes an Investor shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any Registrable Securities included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities (on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities) then held by such Investors which are covered by such Registration Statement. For any Demand Registration, if the SEC requires that the Company register less than the amount of securities originally included on any Registration Statement at the time it was filed (or is deemed to have required such reduction in accordance with Section 2.1(a)(ii)(C)), the Registrable Securities on such registration statement and any other securities allowed to be registered on such Registration Statement (in accordance with this paragraph) shall be decreased on a pro rata basis; provided, that following any such decrease, at the request of the Required Holders, such Required Holders may elect to withdraw such Registration Statement and thereafter the Request for such Registration Statement shall not be deemed to constitute a Request for purposes of Section 2.1 hereof.

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(b)         Legal Counsel. The Required Holders shall have the right to select one legal counsel to review and participate in any registration pursuant to this Section 2 (“Legal Counsel”), which shall be such counsel as designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in regards to the performance of the Company’s obligations under this Agreement.

(c)         Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) a Registration Statement when declared effective fails to register all of the Registrable Securities required or requested to be included therein (other than (x) by reason of Section 2.1(b) or (y) because the SEC advises or requires the Company to reduce the number of Registrable Securities to be included in such offering (a SEC requirement will be deemed to have occurred if the SEC would treat an Investor as an underwriter absent such reduction)) (a “Registration Failure”), (ii) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the applicable Filing Deadline (a “Filing Failure”) or, (B) filed with the SEC but not declared effective by the SEC on or before the applicable Effectiveness Deadline (as defined below) (an “Effectiveness Failure”) or (iii) on any day after the applicable Effective Date, sales of all of the Registrable Securities included on such Registration Statement (as in effect on the Effective Date) cannot be made (other than during a Blackout Period (as defined in Section 2.9)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or a failure due to a suspension or delisting of the applicable Registered Securities that are Common Stock, Preferred Stock or Warrants on its principal trading market or exchange) (a “Maintenance Failure” and any of a Registration Failure, Filing Failure, Effectiveness Failure or Maintenance Failure, a “Registration Statement Failure”) then, as partial relief for the damages to any Investor by reason of any such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Investor which holds Registrable Securities relating to such Registration Statement an amount in cash equal to two percent (2.0%) of the purchase price paid by such Investor (or with respect to any assignee of an original Buyer, the original Buyer) under such Investor’s (or with respect to any assignee of an original Buyer, such original Buyer’s) Exchange Agreement for the portion of the Registrable Securities subject to and limited by such Registration Statement Failure on each of the following dates: (I) the day of a Registration Failure; (II) the day of a Filing Failure; (III) the day of an Effectiveness Failure; (IV) the initial day of a Maintenance Failure; (V) on the thirtieth (30th) day after the date of a Registration Failure and every thirtieth (30th) day thereafter (pro-rated for periods totaling less than thirty (30) days) until such Registration Failure is cured; (VI) on the thirtieth (30th) day after the date of a Filing Failure and every thirtieth (30th) day thereafter (pro-rated for periods totaling less than thirty (30) days) until such Filing Failure is cured; (VII) on the thirtieth (30th) day after the date of an Effectiveness Failure and every thirtieth (30th) day thereafter (pro-rated for periods totaling less than thirty (30) days) until such Effectiveness Failure is cured; and (VIII) on the thirtieth (30th) day after the date of a Maintenance Failure and every thirtieth (30th) day thereafter (pro-rated for periods totaling less than thirty (30) days) until such Maintenance Failure is cured. The Company shall also pay the reasonable fees of Legal Counsel to enforce the provisions hereof. The payments to which an Investor shall be entitled pursuant to this Section 2.7(c) are referred to herein as “Registration Delay Payments.” Notwithstanding the foregoing, Registration Delay Payments will not be payable to an Investor to the extent that incomplete or incorrect information submitted to the Company by or on behalf of such Investor (or, with respect to any Investor that is not an original Buyer, the original Buyer that assigned the Registrable Securities to the Investor) is the proximate cause of the Registration Statement Failure giving rise to the Company’s requirement to make a Registration Delay Payment. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full. Registration Delay Payments shall be paid within three (3) Business Days after the day of the Registration Failure, Filing Failure, Effectiveness Failure and the initial day of a Maintenance Failure, as applicable, and thereafter on the earlier of (I) the thirtieth (30th) day after the event or failure giving rise to the Registration Delay Payments has occurred and (II) the third (3rd) Business Day after the event or failure giving rise to the Registration Delay Payments is cured. Notwithstanding anything to the contrary contained in this Agreement, if there is more than one type of Registration Statement Failure occurring concurrently with respect to the same Registrable Securities, any Registration Delay Payments under this Section 2.7(c) shall not be cumulative or aggregated for each type of Registration Statement Failure occurring concurrently with respect to the same Registrable Securities.

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(d)         Public Information. At any time during the period commencing from the six (6) month anniversary of the Closing Date and ending at such time that all of the Registrable Securities, if a registration statement is not available for the resale of all of the Registrable Securities, may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), (i) if the Company shall fail for any reason to satisfy the requirements of Rule 144(c)(1) or (ii) if (A) the Company has ever been an issuer described in Rule 144(i)(1)(i), or becomes such an issuer in the future, and (B) the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (each, a “Public Information Failure”) then, as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such holder an amount in cash equal to two percent (2.0%) of the purchase price paid by such Investor (or with respect to any assignee of an original Buyer, the original Buyer) under such Investor’s (or with respect to any assignee of an original Buyer, such original Buyer’s) Exchange Agreement for the portion of the Registrable Securities subject to such Public Information Failure on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty (30) days) thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such Public Information Failure no longer prevents a holder of Registrable Securities from selling such Registrable Securities pursuant to Rule 144 without any restrictions or limitations. The payments to which a holder shall be entitled pursuant to this Section 2(d) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of the third (3rd) Business Day after (I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full. Notwithstanding anything to the contrary contained in this Agreement, if there is a Public Information Failure and Registration Statement Failure occurring concurrently with respect to the same Registrable Securities, the penalties under this Section 2.7(d) and any Registration Delay Payments under Section 2.7(c) shall not be cumulative or aggregated for each Public Information Failure and each type of Registration Statement Failure occurring concurrently with respect to the same Registrable Securities.

2.8          Legend Removal.

(a)         Certificates evidencing Registrable Securities shall not contain any legend, (i) while a Registration Statement covering the resale of such Registrable Securities is effective under the Securities Act, (ii) following any sale of such Registrable Securities pursuant to Rule 144, (iii) if such Registrable Securities are eligible for sale under Rule 144, and the Investor intends an imminent expected sale (and represents such to the Company and its counsel in writing), or (iv) if such legend is not required under applicable requirements of the 1933 Act (including judicial interpretations and pronouncements issued by the SEC). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the occurrence of any of the foregoing events if required by the transfer agent to effect the removal of the legend hereunder. No Investor shall be required to pay for or deliver any such legal opinion, and shall only be required to deliver a standard representation letter in connection with a sale or proposed sale under Rule 144. The Company agrees that following the Unrestricted Date at such time as such legend is no longer required under this Section 2.8(a), it will, no later than three (3) Trading Days following the delivery by an Investor to the Company or the transfer agent (with a copy to the Company) of a written request for the removal of such legend and a certificate representing Registrable Securities issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Investor one or more certificates representing such Registrable Securities that are free from all restrictive and other legends. Certificates for Registrable Securities subject to legend removal hereunder shall, at the written request of the Investor, be transmitted by the transfer agent to the Investor by crediting the account of the Investor’s prime broker with the Depository Trust Company System as directed by such Investor.

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(b)        In addition to such Investor’s other available remedies, if the Company fails to comply with its obligations under Section 2.8(a), the Company shall pay to an Investor, in cash, an amount equal to the greater of (i) as partial liquidated damages and not as a penalty, for each $1,000 of Registrable Securities (based on the VWAP (as defined in the applicable Exchange Agreement) of the Common Stock (treating any Registrable Securities other than Common Stock on an as converted, fully-diluted basis, net of any exercise price or conversion price for which the Investor is responsible to pay, and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities) on the date such Registrable Securities are submitted to the Company or its transfer agent in accordance with Section 2.8(a)) delivered for removal of the restrictive legend and for which removal is required pursuant to Section 2.8(a), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate or certificates are delivered without a legend and (ii) if the Company fails to (A) issue and deliver or cause to be delivered to an Investor by the Legend Removal Date a certificate or certificates representing the Registrable Securities so delivered to the Company by such Investor that is free from all restrictive and other legends or (B) if after the Legend Removal Date such Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Investor of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such Investor anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such Investor’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of Registrable Securities (treating any Registrable Securities other than Common Stock on an as converted, fully-diluted basis, net of any exercise price or conversion price for which the Investor is responsible to pay, and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities) that the Company was required to deliver to such Investor by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such Investor to the Company of the applicable Registrable Shares (as the case may be) and ending on the date of such delivery.

2.9          Postponements. The Company shall be entitled to postpone a Demand Registration or other Registration Statement and to require the Investors to discontinue the disposition of their securities covered by a Shelf Registration during any Blackout Period (as defined below) (i) if the Board of Directors of the Company determines in good faith that effecting such a registration or continuing such disposition at such time would be detrimental to the Company (such as having a material adverse effect upon a proposed sale of all (or substantially all) of the assets of the Company or a merger, reorganization, recapitalization or similar current transaction materially affecting the capital structure or equity ownership of the Company), or (ii) if the Company is in possession of material, non-public information which the Board of Directors of the Company determines in good faith it is not in the best interests of the Company to disclose in a registration statement at such time; provided, however, that the Company may only delay a Demand Registration pursuant to this Section 2.9 by delivery of a Blackout Notice (as defined below) within thirty (30) days of delivery of the request for such Demand Registration under Section 2.1 and may delay a Demand Registration and require the Holders of Registrable Securities to discontinue the disposition of their securities covered by a Shelf Registration only for a reasonable period of time not to exceed ten (10) consecutive Trading Days; provided that during any three hundred sixty five (365) day period such period shall not exceed an aggregate of ninety (90) Trading Days; provided, further, that the first day of such period must be at least five (5) Trading Days after the last day of any such prior period (or such earlier time as such transaction is consummated or no longer proposed or the material information has been made public) (the “Blackout Period”). There shall not be more than two (2) Blackout Periods in any twelve (12)-month period. The Company shall promptly notify the Holders in writing (a “Blackout Notice”) of any decision to postpone a Demand Registration or to discontinue sales of Registrable Securities covered by a Shelf Registration pursuant to this Section 2.9 and shall include a general statement (which statement shall not include any material, non-public information) of the reason for such postponement, an approximation of the anticipated delay and an undertaking by the Company promptly to notify the Holders as soon as a Demand Registration may be effected or sales of Registrable Securities covered by a Shelf Registration may resume. If the Company shall postpone the filing of a Demand Registration Statement, the Required Holders who were to participate therein shall have the right to withdraw the request for registration. Any such withdrawal shall be made by giving written notice to the Company within thirty (30) days after receipt of the Blackout Notice. Such withdrawn registration request shall not be treated as a Demand Registration effected pursuant to Section 2.1 (and shall not be counted towards the number of Demand Registrations effected), and the Company shall pay all Registration Expenses in connection therewith. For the avoidance of doubt, any Blackout Period enacted in accordance with this Section 2.9 shall not result in any breach or violation under this Agreement, including any obligation of the Company to pay Registration Delay Payments under Section 2.7(c) or any liquidated damages under Section 2.8.

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3.             Related Obligations. Whenever the Company is required to effect the registration of Registrable Securities under the 1933 Act pursuant to Section 2 of this Agreement, the Company shall, as expeditiously as possible:

(a)         Prepare and file with the SEC (promptly, and in any event within the specified time frames) the requisite Registration Statement to effect such registration, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its best efforts to cause such Registration Statement to become effective as soon as practicable, but in any event within the time frames specified herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall (i) provide Legal Counsel and any other Inspector with an adequate and appropriate opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto or comparable statement) to be filed with the SEC, which documents shall be subject to the review and comment of Legal Counsel, and (ii) not file any such Registration Statement or Prospectus (or amendment or supplement thereto or comparable statement) with the SEC to Legal Counsel, any selling Investor or any other Inspector shall have reasonably objected on the grounds that such filing does not comply in all material respects with the requirements of the 1933 Act or of the rules or regulations thereunder. The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term “reasonable best efforts” shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 2.7(b) (which approval is promptly sought), a request for acceleration of effectiveness of such Registration Statement to a time and date, subject to acceptance by the SEC, not later than two (2) Business Days after the submission of such request (such second (2nd) Business Day with respect to Demand Registration Statements, the “Demand Effectiveness Deadline” and, either the Mandatory Effectiveness Deadline or the Demand Effectiveness Deadline, an “Effectiveness Deadline”). The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times during the Registration Period.

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(b)         Prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to keep such Registration Statement effective, and (ii) to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Registration Statement, in each case until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller(s) thereof set forth in such Registration Statement; provided, such period need not extend beyond the time periods provided herein, and which periods, in any event, shall terminate when all Registrable Securities covered by such Registration Statement have been sold (but not before the expiration of the 90 day period referred to in Section 4(3) of the 1933 Act and Rule 174 thereunder, if applicable). In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the 1934 Act, the Company shall promptly incorporate each such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC no later than three (3) Trading Days after the date on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)         Furnish, without charge, to each selling Investor and each Underwriter, if any, of the securities covered by such Registration Statement, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in such Registration Statement (including each preliminary Prospectus) in conformity with the requirements of the 1933 Act, and other documents, as such selling Investor and Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such selling Investor (the Company hereby consenting to the use in accordance with applicable law of each such Registration Statement (or amendment or post-effective amendment thereto) and each such Prospectus (or preliminary prospectus or supplement thereto) by each such selling Investor and the Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Registration Statement or Prospectus).

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(d)        Prior to any public offering of Registrable Securities, use its best efforts to register or qualify all Registrable Securities and other securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as any selling Investor covered by such Registration Statement or the sole or lead managing Underwriter, if any, may reasonably request to enable such selling Investor to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Investor and to continue such registration or qualification in effect in each such jurisdiction for as long as such Registration Statement remains in effect (including through new filings or amendments or renewals), and do any and all other acts and things which may be necessary or advisable to enable any such selling Investor to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Investor; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction.

(e)         Use its best efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the selling Investors of such Registrable Securities to consummate the disposition of such Registrable Securities.

(f)          Promptly notify Legal Counsel, each Investor covered by such Registration Statement and the sole or lead managing Underwriter, if any: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any state securities or blue sky authority for amendments or supplements to the Registration Statement or the Prospectus related thereto or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose, (v) of the existence of any fact of which the Company becomes aware or the happening of any event which results in (A) the Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading, or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or that there exists circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment; and, if the notification relates to an event described in any of the clauses (ii) through (vi) of this Section 3(f), the Company shall promptly prepare a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that (I) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (II) as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (and shall furnish to each such Investor and each Underwriter, if any, a reasonable number of copies of such Prospectus so supplemented or amended); and if the notification relates to an event described in clause (iii) of this Section 3(f), the Company shall take all reasonable action required to prevent the entry of such stop order or to remove it if entered.

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(g)         Make available for inspection by any selling Investor, any sole or lead managing Underwriter participating in any disposition pursuant to such Registration Statement, Legal Counsel and any attorney, accountant or other agent retained by any such selling Investor or any Underwriter (each, an “Inspector” and, collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and any subsidiaries thereof as may be in existence at such time (collectively, the “Records”) as shall be necessary, in the opinion of such Legal Counsel and such Underwriters’ counsel, to enable them to exercise their due diligence responsibility and to conduct a reasonable investigation within the meaning of the 1933 Act, and cause the Company’s and any subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement.

(h)         Obtain an opinion from the Company’s counsel and a “cold comfort” letter from the Company’s independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such Registration Statement, in each case dated the effective date of such Registration Statement (and if such registration involves an Underwritten Offering, dated the date of the closing under the related underwriting agreement), in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the sole or lead managing Underwriter, if any, and to the Required Holders of the Registration, and furnish to each Investor participating in the offering and to each Underwriter, if any, a copy of such opinion and letter addressed to such Investor (in the case of the opinion) and Underwriter (in the case of the opinion and the “cold comfort” letter).

(i)          Cause senior representatives of the Company to participate in any “road show” or “road shows” reasonably requested by any underwriter of an underwritten or “best efforts” offering of any Registrable Securities.

(j)          Provide a CUSIP number for all Registrable Securities and provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such Registration Statement not later than the effectiveness of such Registration Statement.

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(k)         Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and any other governmental agency or authority having jurisdiction over the offering, and, to the extent required by the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder, make available to its security holders, as soon as reasonably practicable but no later than ninety (90) days after the end of any twelve (12)-month period, an earnings statement (i) commencing at the end of any month in which Registrable Securities are sold to Underwriters in an Underwritten Offering and (ii) commencing with the first day of the Company’s calendar month next succeeding each sale of Registrable Securities after the effective date of a Registration Statement, which statement shall cover such 12-month periods, in a manner which satisfies the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder.

(l)          Use its best efforts to cause all such Registrable Securities to be listed (i) on each national securities exchange on which the Company’s securities are then listed or (ii) if securities of the Company are not at the time listed on any national securities exchange (or if the listing of Registrable Securities is not permitted under the rules of each national securities exchange on which the Company’s securities are then listed), on a national securities exchange designated by the Required Holders of the Registration.

(m)        Keep each selling Investor of Registrable Securities advised in writing as to the initiation and progress of any registration under Section 2 hereunder.

(n)         Enter into and perform customary agreements (including, if applicable, an underwriting agreement in customary form) and provide officers’ certificates and other customary closing documents.

(o)         Cooperate with each selling Investor and each Underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA and make reasonably available its employees and personnel and otherwise provide reasonable assistance to the Underwriters (taking into account the needs of the Company’s businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any Underwritten Offering.

(p)         Furnish to each Investor participating in the offering and the sole or lead managing Underwriter, if any, without charge, (i) at least one manually-signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those deemed to be incorporated by reference), (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(q)         Cooperate with the selling Investors of Registrable Securities and the sole or lead managing Underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the Underwriters or, if not an Underwritten Offering, in accordance with the instructions of the selling Investor of Registrable Securities at least three (3) Business Days prior to any sale of Registrable Securities.

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(r)          If requested by the sole or lead managing Underwriter or any selling Investor of Registrable Securities, immediately incorporate in a prospectus supplement or post-effective amendment such information concerning such Investor, the Underwriters or the intended method of distribution as the sole or lead managing Underwriter or the selling Investor reasonably requests to be included therein and as is appropriate in the reasonable judgment of the Company, including, without limitation, information with respect to the number of shares of the Registrable Securities being sold to the Underwriters, the purchase price being paid therefor by such Underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering; make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by the sole or lead managing Underwriter of such Registrable Securities.

(s)         Submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

(t)          Use its best efforts to take all other steps necessary to expedite or facilitate the registration and disposition of the Registrable Securities contemplated hereby.

(u)         Neither the Company nor any Subsidiary or Affiliate thereof shall identify any Investor as an underwriter in any public disclosure or filing with the SEC or any Principal Market or Eligible Market; provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit B in the Registration Statement. Notwithstanding the foregoing or anything else in this Agreement to the contrary, in the event that the SEC notifies the Company that it deems an Investor to be an underwriter in connection with any Registrable Securities included in any Registration Statement, the Company shall promptly (but in any event within two (2) Business Days) notify such Investor of such determination and reasonably cooperate with such Investor’s efforts to change such SEC determination. If such Investor cannot change such SEC determination within five (5) Business Days after receipt of such notice from the Company with the prompt assistance of the Company and the Company’s counsel, the Investor shall have the right, by providing written notice of such election to the Company (an “Underwriter Status Determination Notice”), to either (i) withdraw all of its Registrable Securities from the applicable Registration Statement or such lesser amount as the SEC advises is necessary to avoid such underwriter status (and if such removal in any Demand Registration Statement exceeds the amounts required by Section 2.1(a)(ii)(C), such Registration Statement shall not be deemed to be a Demand Registration under this Agreement) or (ii) permit the Company to name such Investor as an underwriter in the applicable Registration Statement (which shall be deemed not to be a violation of this Section 3(u)). Notwithstanding anything to the contrary in this Agreement, any failure to timely register the full number of Registrable Securities requested to be included in a Registration Statement because of a SEC determination that such Investor is an underwriter shall not be deemed to be a breach of this Agreement or subject the Company to any Registration Delay Payments so long as the Company has complied with its obligations under this Section 3(u) and, if the Investor does not elect to withdraw all of its Registrable Securities from the applicable Registration Statement or make a Withdrawn Request with respect to a Demand Registration Statement, otherwise uses its reasonable best efforts to cause such Registration Statement to be amended and made effective as promptly as practicable after the Company’s receipt of the Underwriter Status Determination Notice.

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(v)        The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(w)       Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(x)        Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Buyers in this Agreement or otherwise conflicts with the provisions hereof; provided, that in the event of any conflict between the terms of this Agreement and any other agreement relating to registration rights for the Company’s securities to which the Company is bound, the terms of this Agreement will prevail.

(y)       While any Preferred Shares or Warrants are issued and outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

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4.            Obligations of the Investors.

(a)         At least five (5) Business Days prior to the first anticipated Filing Date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)        Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c)         Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f)¸ a Blackout Notice under Section 2.9 or if the Company otherwise notifies an Investor that a Registration Statement is suspended or no longer effective or cannot be used for sales of Registrable Securities at such time, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or receipt of notice that (x) no supplement or amendment is required, (y) the event contemplated by Section 3(f) or the Blackout Period is no longer applicable or (z) that the applicable Registration Statement is fully effective and can be used for the sales of Registrable Securities at such time. Similarly, each Investor agrees that, upon receipt of notice from the Company that sales of Registrable Securities under Rule 144 are not permitted at such time, such Investor will immediately discontinue disposition of Registrable Securities pursuant to Rule 144 until such Investor’s receipt of notice from the Company that sales of Registrable Securities under Rule 144 are permitted at such time. Notwithstanding anything to the contrary, to the extent permitted by applicable securities laws, the Company shall cause its transfer agent to deliver unlegended Company securities to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) and for which the Investor has not yet settled.

(d)        Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.            Expenses of Registration. The Company shall pay all Registration Expenses in connection with any Registration Statement hereunder, whether or not such registration shall become effective or is withdrawn and whether or not any or all Registrable Securities originally requested to be included in such registration are withdrawn or otherwise ultimately not included in such registration, except as otherwise provided with respect to Withdrawn Request and a Withdrawn Demand Registration in Section 2.1(a). In addition to the foregoing, in connection with any Demand Registration or the Mandatory Registration Statement, the Company shall also reimburse the Investors for the reasonable fees and disbursements of Legal Counsel not to exceed (i) $30,000 in connection with each Demand Registration pursuant to Section 2 of this Agreement and (ii) $7,500 in the aggregate in connection with the Mandatory Registration Statement.

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6.            Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)         To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Investor Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Investor Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the Effective Date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Investor Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Investor Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Investor Indemnified Person (or, with respect to an Investor Indemnified Person that is not an Investor, the Investor giving such Investor Indemnified Person status as an Investor Indemnified Person hereunder or any other Investor Indemnified Person of such Investor (together, the “Related Investor Indemnified Persons”) or for such Investor Indemnified Person (or Related Investor Indemnified Persons), in each case, expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 or otherwise pursuant to a Registration Statement or under Rule 144.

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(b)         In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, a “Company Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor (or a Related Investor Indemnified Person) expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by a Company Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld, delayed or conditioned; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 or otherwise pursuant to a Registration Statement or under Rule 144.

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(c)         Promptly after receipt by an Investor Indemnified Person or Company Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Investor Indemnified Person or Company Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Investor Indemnified Person or the Company Indemnified Party, as the case may be; provided, however, that an Investor Indemnified Person or Company Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Investor Indemnified Person or Company Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Investor Indemnified Person or Company Indemnified Party, as applicable, the representation by such counsel of the Investor Indemnified Person or Company Indemnified Party, as the case may be, and the indemnifying party would be inappropriate due to actual or potential differing interests between such Investor Indemnified Person or Company Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Investor Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates (as determined on an as-converted to Common Stock basis). The Company Indemnified Party or Investor Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Company Indemnified Party or Investor Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Company Indemnified Party or Investor Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Company Indemnified Party or Investor Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Company Indemnified Party or Investor Indemnified Person of a release from all liability in respect to such Claim or litigation (other than customary confidentiality requirements) and such settlement shall not include any admission as to fault on the part of the Company Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Company Indemnified Party or Investor Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Investor Indemnified Person or Company Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)        The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred (subject to reimbursement for any indemnification payments for Indemnified Damages that are later determined to not be subject to indemnification under this Section 6).

(e)        The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Company Indemnified Party or Investor Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to applicable law.

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7.            Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.            Reports Under the 1934 Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a)         make and keep public information available, as those terms are understood and defined in Rule 144;

(b)        file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)        furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.            Assignment of Registration Rights. The rights under this Agreement shall be assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time (but in any event within five (5) Business Days) after such assignment; (ii) the Company is, within a reasonable time (but in any event within five (5) Business Days) after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the applicable Exchange Agreement; and (vi) such transfer shall have been conducted in accordance with all applicable federal and state securities laws.

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10.          Amendment. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the Holders of Registrable Securities. No consideration shall be offered or paid to any Investor to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered on a pro rata basis to all of the Investors.

11.          Miscellaneous.

(a)         This Agreement, including all registration rights and consent rights (including under Section 2.1(f)) under this Agreement, will terminate with respect to an Investor if such Investor has sold all of its Registrable Securities pursuant to a Registration Statement or under Rule 144. Notwithstanding the foregoing, the termination of this Agreement shall not affect any Investor’s (or Related Investor Indemnified Person’s) rights to indemnification or contribution from the Company or rights to receive amounts owed to such Investor by the Company prior to such termination.

(b)         The Company agrees that, without the prior written consent of the Required Holders, it shall not effect or permit to occur any stock split, stock dividend or reverse stock split with respect to its Common Stock which would adversely affect the ability of the Investor to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration.

(c)         In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the Investor for purposes of any request or other action by any Investor or Investors pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Investor or Investors contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Securities.

(d)         Without the prior written consent of the Required Holders, the Company will not hereafter enter into any agreement which is inconsistent with the rights granted to the Investors in this Agreement.

(e)         If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

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(f)          Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or by electronic mail (provided that, in each case, receipt is affirmatively confirmed promptly after delivery); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Company:

Tempus Applied Solutions Holdings, Inc.
555 5th Avenue, 19th Floor
New York, NY 10017
Attn: Joseph Wright
Facsimile No.: (212) 350-8299
Telephone:     (212) 350-8205
E-mail:    jwright@chartgroup.com

With a copy (for information purposes only) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, NY 10105
Attn: Douglas S. Ellenoff, Esq. and Richard Baumann, Esq.
Facsimile No.: (212) 370-7889
Telephone:     (212) 370-1300
E-mail:   ellenoff@egsllp.com
               rbaumann@egsllp.com

If to a Buyer, to its address, facsimile number or e-mail address set forth on the Schedule of Buyers attached hereto, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers attached hereto (in addition to, if applicable, the Legal Counsel, whose address shall be provided in writing by the Buyers in accordance with this Section 11(b) promptly after the engagement of the Legal Counsel), or to such other address, facsimile number and/or e-mail address to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication or (B) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i) or (iii) above, respectively.

(g)        Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(h)        All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan (and any courts in which appeals from such courts may be brought), for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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(i)          If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(j)          This Agreement, the Exchange Documents (as defined in the Exchange Agreements) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Exchange Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(k)         Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(l)         The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

32

(m)       This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile or other electronic document (including pdf) transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(n)        Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(o)        All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

(p)        The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(q)        This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(r)         The parties hereto acknowledge that money damages would not be an adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to seek to compel specific performance of the obligations of any other party under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction (subject to Section 11(h)), and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. Except as otherwise provided by law, a delay or omission by a party hereto in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

(s)        The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

[Signature Pages Follow]

33

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

TEMPUS APPLIED SOLUTIONS HOLDINGS, INC.

By:
Name: Christopher D. Brady Title: President

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

BUYER

By:
Name: Title:

[Signature Page to Registration Rights Agreement]

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor
New York, NY 10004
Telephone:     [          ]

Facsimile:       [          ]

Attention:       [          ]

Re:          Tempus Applied Solutions Holdings, Inc.

Ladies and Gentlemen:

[We are][I am] counsel to Tempus Applied Solutions Holdings, Inc., a company organized under the laws of the State of Delaware (the “Company”), and are representing the Company in connection with those certain Purchase and Exchange Agreements, each dated as of June 10, 2015 (as amended, including without limitation by each First Amendment to Purchase and Exchange Agreement, dated effective as of July 15, 2015, the “Exchange Agreements”), entered into by and among the Company, Chart Acquisition Corp., a Delaware corporation (“Chart”), Tempus Applied Solutions, LLC, a Delaware limited liability company (“Tempus”), TAS Financing Sub Inc., a Delaware corporation (“TAS Financing Sub”), and Chart Financing Sub Inc., on the one hand, and the applicable buyer named therein (such buyers collectively, the “Holders”), on the other hand, pursuant to which the TAS Financing Sub issued to the Holders shares of its Series A Non-Voting Preferred Stock, par value $0.0001 per share, which shares were subsequently exchanged pursuant to the Business Combination (as defined in the Exchange Agreements) for shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share, (“Preferred Stock”, and the Common Stock issuable upon conversion of the Preferred Stock, the “Conversion Shares”), Series A-1 Warrants to Purchase Common Stock or Preferred Stock (“Series A-1 Warrants”) and Series B-1 Warrants to Purchase Common Stock or Preferred Stock (“Series B-1 Warrants” and, together with the Series A-1 Warrants, the “Warrants”, and the Common Stock or Preferred Stock issuable upon the exercise of the Warrants, the “Warrant Shares”). Pursuant to the Exchange Agreements, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the Conversion Shares issuable upon conversion of the Preferred Stock and the Warrant Shares issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to the terms and conditions thereof. In connection with the Company’s obligations under the Registration Rights Agreement, on [___________], 20__, the Company filed a Registration Statement on Form S-[1][3] (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling holder thereunder.

A-1

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are currently available for resale under the 1933 Act pursuant to the Registration Statement.

Unless we inform you otherwise (including, without limitation, in the event we cease to serve as counsel to the Company), this letter shall serve through June 30, 2016 as our standing opinion to you that the Registrable Securities included in the Registration Statement are freely transferable by the Holders pursuant to the Registration Statement. At any time that this letter is serving as such opinion, you need not require further letters from us to effect any legend-free issuance or reissuance of Registrable Securities to the Holders pursuant to the Registration Statement.

Very truly yours,

[ISSUER’S COUNSEL]

By:

CC:         [LIST NAMES OF HOLDERS]

A-2

EXHIBIT B

SELLING SECURITY HOLDERS

The Company securities being offered by the selling holders are those previously issued to the selling holders, and those issuable to the selling holders, upon exercise of the warrants or conversion of the convertible preferred shares which are issued prior to such sale. For additional information regarding the issuances of those securities, see “Private Placement of Company Securities” above. We are registering the Company securities in order to permit the selling holders to offer the Company securities for resale from time to time. Except for the ownership of the Company securities, the selling holders have not had any material relationship with us within the past three years.

The table below lists the selling holders and other information regarding the beneficial ownership of the Company securities by each of the selling holders. The second column lists the number of shares of Common Stock beneficially owned by each selling holder, based on its ownership of the Company securities, as of [________], assuming exercise of the warrants and conversion of the shares of convertible preferred stock held by the selling holders on that date, without regard to any limitations on exercises or conversions.

The third column lists the Company securities being offered by this prospectus by the selling holders.

The fourth column assumes the sale of all of the Company securities offered by the selling holders pursuant to this prospectus.

Under the terms of the convertible preferred stock and the warrants, a selling holder may not convert outstanding shares of convertible preferred stock or exercise the warrants to the extent such conversion or exercise, as the case may be, would cause such selling holder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed [4.99][9.99]% of our then outstanding shares of Common Stock following such conversion or exercise, excluding for purposes of such determination shares of Common Stock issuable upon conversion or exercise of the convertible preferred stock or warrants, as applicable, which have not been converted or exercised. The number of shares in the second column does not reflect this limitation. The selling holders may sell all, some or none of their Company securities in this offering. See “Plan of Distribution.”

Annex I-1

Name of Selling Holder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering

Annex I-2

PLAN OF DISTRIBUTION

We are registering the Company securities previously issued and upon exercise of the warrants or conversion of outstanding shares of convertible preferred stock to permit the resale of these Company securities by the selling holders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling holders of the Company securities. We will bear all fees and expenses incident to our obligation to register the Company securities.

The selling holders may sell all or a portion of the Company securities beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Company securities are sold through underwriters or broker-dealers, the selling holders will be responsible for underwriting discounts or commissions or agent’s commissions. The Company securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

●	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

●	in the over-the-counter market;

●	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

●	through the writing of options, whether such options are listed on an options exchange or otherwise;

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales;

●	sales pursuant to Rule 144;

Annex I-3

●	broker-dealers may agree with the selling holders to sell a specified number of such securities at a stipulated price per share;

●	a combination of any such methods of sale; and

●	any other method permitted pursuant to applicable law.

If the selling holders effect such transactions by selling Company securities to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling holders or commissions from purchasers of the Company securities for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the Company securities or otherwise, the selling holders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Company securities in the course of hedging in positions they assume. The selling holders may also sell Company securities short and deliver Company securities covered by this prospectus to close out short positions and to return borrowed securities in connection with such short sales. The selling holders may also loan or pledge Company securities to broker-dealers that in turn may sell such Company securities.

The selling holders may pledge or grant a security interest in some or all of the Company securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Company securities from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling holders to include the pledgee, transferee or other successors in interest as selling holders under this prospectus. The selling holders also may transfer and donate the Company securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling holders and any broker-dealer participating in the distribution of the Company securities may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of Company securities is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of Company securities being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling holders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the Company securities may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the Company securities may not be sold unless such securities have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

Annex I-4

There can be no assurance that any selling holder will sell any or all of the Company securities registered pursuant to the registration statement, of which this prospectus forms a part.

The selling holders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Company securities by the selling holders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the Company securities to engage in market-making activities with respect to the Company securities. All of the foregoing may affect the marketability of the Company securities and the ability of any person or entity to engage in market-making activities with respect to the Company securities.

We will pay all expenses of the registration of the Company securities pursuant to the registration rights agreement, estimated to be approximately $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling holder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling holders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling holders will be entitled to contribution. We may be indemnified by the selling holders against certain liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling holder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the Company securities will be freely tradable in the hands of persons other than our affiliates.

Annex I-5